IDS New Dimensions Fund

1995 annual report
(prospectus enclosed)

(Icon of) A Dimension

The goal of IDS New Dimensions Fund, Inc. is long-term growth of capital. The Fund invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
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PAGE 2

(Icon of) A Dimension

Fast-track stocks

What type of stock has been the driving force behind the dramatic increases posted by U.S. and foreign stock markets in recent years? The answer is growth stocks - that is, stocks of companies that have a track record of increasing their business and profits at a rapid pace. These companies, some large and well-known, others smaller and newly discovered, form the foundation of IDS New Dimensions Fund. The fund looks for companies from around the world that not only have a history of continuous growth, but are believed to be poised to continue growing over the long term due to their management, marketing innovation and/or technological advances.
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PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of your Fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          23
IDS mutual funds                                   28
Federal income tax information                     31

1995 prospectus

The Fund in brief
Goal                                               3p
Types of Fund investments and their risks          3p
Proposed conversion to master/feeder structure     3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative purchase arrangements                  3p

Sales charge and Fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      8p

Investment policies and risks
Facts about investments and their risks           11p
Valuing Fund shares                               15p

How to purchase, exchange or redeem shares
Alternative purchase arrangements                 16p
How to purchase shares                            19p
How to exchange shares                            22p
How to redeem shares                              22p
Reductions and waivers of the sales charge        27p

Special shareholder services
Services                                          33p
Quick telephone reference                         33p

Distributions and taxes
Dividend and capital gain distributions           34p
Reinvestments                                     35p
Taxes                                             35p
How to determine the correct TIN                  37p

How the Fund is organized
Shares                                            38p
Voting rights                                     38p
Shareholder meetings                              38p
Special considerations regarding master/
 feeder structure                                 39p
Directors and officers                            41p
Investment manager and transfer agent             43p
Distributor                                       44p

About American Express Financial Corporation
General information                               45p

Appendix
Descriptions of derivative instruments            46p
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PAGE 4
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Gordon M. Fines, Portfolio manager

From the president

As I indicated in the Fund's previous reports new agreements between the Fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the Fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual funds shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

William R. Pearce

From the portfolio manager

A surging stock market, often led by growth stocks, resulted in a substantial gain by IDS New Dimensions Fund during the past fiscal year (October 1994 through September 1995). The total return of more than 20%, which includes net asset value change and distributions to shareholders, marked the Fund's best 12-month performance since 1991.

After struggling throughout most of 1994, the stock market began to show some signs of strength last winter as an overall positive investment environment began to emerge. The driving factors included a low inflation rate, improving corporate profits and declining long-term interest rates - almost a sure-fire formula for rising stock prices. By spring, stocks were enjoying a robust rally that continued almost unabated through the end of the fiscal year.

Growth stocks catch fire

To the particular benefit of this Fund, growth stocks, which had been lackluster performers for much of the previous two years, responded especially well to the positive forces. Often at the forefront of the market's advance were stocks of rapidly growing technology companies. Particularly strong were stocks of semiconductor producers, whose products related to the "information superhighway" and whose generally impressive profits captured both the fancy and the capital of investors.

This Fund was well-positioned to take advantage of the upturn because of its heavy weighting in technology/telecommunications stocks; they comprised about a third of the portfolio throughout the 12 months. Technology leaders such as Intel, Motorola, Microsoft and Cisco Systems were among several strong performers for the Fund.

On other fronts, we also enjoyed good overall results from our holdings in the health care and financial services sectors (the latter group benefited from falling long-term interest rates), as well as stocks of large, consumer-products companies with substantial international business operations. Our portfolio mix stayed essentially the same during the fiscal year, and we stuck to a relatively aggressive investment approach, which includes a cash-reserve level of 10-12%.

Environment good for growth

After the exhilarating run we experienced in the past fiscal year, it's natural to speculate about what the stock market will do for an encore. The normal course of events calls for a market "correction" - that is, a moderate, temporary decline - before too long. While that certainly could happen, and could ultimately prove to be healthy for longer-term market performance, we don't find the current investment environment particularly threatening. Inflation has yet to become a problem; the economy has slowed down but appears unlikely to slip into recession; and, at this writing, long-term interest rates remain at a reasonable level.

Therefore, unless there's a meaningful change to that backdrop, we expect to stay with what has worked for the Fund: an emphasis on large and mid-size companies with above-average growth rates, especially those in the technology/telecommunications arena.

Gordon M. Fines

Class A

12-month performance
(All figures per share)

Net assest value (NAV)

Sept. 30, 1995           $17.24
Sept. 30, 1994           $14.06
Increase                 $ 3.18

Distributions
Oct. 1, 1994-Sept. 30, 1995

From income              $ 0.12
From capital gains       $ 0.50
Total distributions      $ 0.62

Total return**           +28.4%***

Class B

March 20, 1995-Sept. 30, 1995
(All figures per share)

Net asset value (NAV)

Sept. 30, 1995           $17.18
March 20, 1995*          $14.21
Increase                 $ 2.97

Distributions
March 20, 1995*-Sept. 30, 1995

From income              $   --
From capital gains       $   --
Total distributions      $   --

Total return**           +20.9%***

Class Y

March 20, 1995-Sept. 30, 1995
(All figures per share)

Net asset value (NAV)

Sept. 30, 1995           $17.26
March 20, 1995*          $14.21
Increase                 $ 3.05

Distributions
March 20, 1995*-Sept. 30, 1995

From income              $   --
From capital gains       $   --
Total distributions      $   --

Total return**           +21.5%***

  *Inception date.

 **The prospectus discusses the effects of sales charges, if any, on the various classes.

***The total return is a hypothetical investment in the Fund with all distributions reinvested.
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PAGE 5

IDS New Dimensions Fund, Inc.

Your Fund's ten largest holdings

(Pie chart) The ten holdings listed here make up 22.91% of the Fund's net assets.

_______________________________________________________________________________________________________

                                                                        Percent                  Value
                                                          (of fund's net assets) (as of Sept. 30, 1995)
_______________________________________________________________________________________________________
Cisco Systems                                                              3.39%           $220,800,000

A leading designer and builder of devices that link personal computers for application in the fast-growing business network market.

Citicorp                                                                   3.26             212,250,000

The parent of Citibank, the largest bank in the U.S., it has a substantial worldwide corporate and retail banking presence.

Intel                                                                      2.58             168,350,000

The world's number one semiconductor manufacturer, Intel produces microcomputer components, modules and systems.

Pfizer                                                                     2.29             149,450,000

A leading producer of pharmaceuticals, hospitals products, animal health items, non-prescription medications and specialty chemicals.

General Electric                                                           2.15             140,250,000

A diversified company with interest in manufacturing, broadcasting
(NBC), financial services and technology.

ConAgra                                                                    1.95             126,800,000

Engaged in a variety of basic food businesses, including feed and fertilizer, grain processing and merchandising, agricultural chemicals, worldwide trading, fresh and processed red meats, poultry products, and frozen prepared foods and seafood.

Royal Dutch Petroleum                                                      1.88             122,750,000

A major oil company that includes Royal Dutch (the Dutch version) and Shell Transport (the English version).

Amgen                                                                      1.84             119,700,000

A premier biotechnology (biotech) company that develops, manufactures and markets drugs based on advances in recombinant DNA and molecular biology for human health care.

Medtronic                                                                  1.81             118,250,000

A major, diversified medical device company.

McDonald's                                                                 1.76             114,750,000

Operates, licenses and services the world's largest chain of fast-food restaurants.

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PAGE 6
Making the most of your Fund

Average annual total return
(as of Sept. 30, 1995)

Class A

1 year               5 years                 10 years
+22.00%              +18.95%                 +17.64%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +15.33%, +15.89% and +21.48%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 7
Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

Class A*

How your $10,000 has grown in IDS New Dimensions Fund

Average annual total return
(as of Sept. 30, 1995)                                      $50,822
                                                New Dimensions Fund
1 year    5 years    10 years
+22.00%   +18.95%    +17.64%


$30,000
                                                   S&P 500
                                               Stock Index

$20,000                         Lipper Growth
                                   Fund Index



$9,500


'85   '86   '87   '88   '89    '90   '91    '92   '93    '94    '95

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +15.33%, +15.89%, and +21.48%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: Holding period from 9/30/85 to 9/30/95. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $30,558. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Lipper Growth Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth Fund Index. In comparing New Dimensions Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report
___________________________________________________________________

The board of directors and shareholders
IDS New Dimensions Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS New Dimensions Fund, Inc. as of September 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1995, and the financial highlights for each of the years in the ten-year period ended September 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS New Dimensions Fund, Inc. at September 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended
September 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 3, 1995
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PAGE 9

                         Statement of assets and liabilities

                         IDS New Dimensions Fund, Inc.
                         Sept. 30, 1995
_____________________________________________________________________________________________________________

                         Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
  (identified cost $4,783,096,717)                                                             $6,497,676,317
Cash in bank on demand deposit                                                                      6,921,258
Dividends and accrued interest receivable                                                           7,304,208
Receivable for investment securities sold                                                          24,639,611
U.S. government securities held as collateral (Note 5)                                             25,788,895
_____________________________________________________________________________________________________________
Total assets                                                                                    6,562,330,289
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Payable for investment securities purchased                                                        19,126,668
Payable upon return of securities loaned (Note 5)                                                  25,788,895
Accrued investment management services fee                                                            359,397
Accrued distribution fee                                                                                5,977
Accrued service fee                                                                                    44,795
Accrued transfer agency fee                                                                            41,244
Accrued administrative services fee                                                                    25,051
Other accrued expenses                                                                                835,567
_____________________________________________________________________________________________________________
Total liabilities                                                                                  46,227,594
_____________________________________________________________________________________________________________
Net assets applicable to oustanding capital stock                                              $6,516,102,695
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                            $    3,778,716
Additional paid-in capital                                                                      4,573,433,293
Undistributed net investment income                                                                44,674,789
Accumulated net realized gain (Note 1)                                                            179,617,020
Unrealized appreciation of investments and on translation
   of assets and liabilities in foreign currencies                                              1,714,598,877
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $6,516,102,695
_____________________________________________________________________________________________________________

Net assets applicable to outstanding shares: Class A                                           $4,574,550,532
                                             Class B                                           $  149,746,709
                                             Class Y                                           $1,791,805,454

Net asset value per share of outstanding capital stock: Class A shares 265,330,276             $        17.24
                                                        Class B shares   8,716,087             $        17.18
                                                        Class Y shares 103,825,250             $        17.26

See accompanying notes to financial statements.

PAGE 10
                          Financial statements

                          Statement of operations
                          IDS New Dimensions Fund, Inc.
                          Year ended Sept. 30, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
Income:
Interest                                                                                       $   38,283,887
Dividends (net of foreign taxes withheld of $594,784)                                              63,023,110
_____________________________________________________________________________________________________________
Total income                                                                                      101,306,997
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                 29,578,200
Distribution fee
   Class A                                                                                          1,308,907
   Class B                                                                                            266,792
Transfer agency fee                                                                                 7,380,832
Incremental transfer agency fee - Class B                                                               7,932
Service fee
   Class A                                                                                          3,821,216
   Class B                                                                                             61,962
Administrative services fee                                                                         1,213,287
Compensation of directors                                                                              96,993
Compensation of officers                                                                               51,083
Custodian fees                                                                                        418,415
Postage                                                                                               479,572
Registration fees                                                                                     311,170
Reports to shareholders                                                                               188,047
Audit fees                                                                                             33,000
Administrative                                                                                         39,986
Other                                                                                                  64,160
_____________________________________________________________________________________________________________
Total expenses                                                                                     45,321,554

   Earnings credits on cash balances (Note 2)                                                         (34,732)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 45,286,822
_____________________________________________________________________________________________________________
Investment income -- net                                                                           56,020,175
_____________________________________________________________________________________________________________
                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including gain of $10,005 from foreign currency transactions) (Note 3)                        188,746,482
Net realized loss on closed or expired option contracts written (Note 6)                             (711,754)
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                             188,034,728
Net change in unrealized appreciation or depreciation of investments and
   on translation of assets and liabilities in foreign currencies                               1,122,806,020
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                    1,310,840,748
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                           $1,366,860,923
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

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PAGE 11

                          Financial statements

                          Statements of changes in net assets
                          IDS New Dimensions Fund, Inc.
                          Year ended Sept. 30,
_____________________________________________________________________________________________________________

                          Operations and distributions                             1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                     $   56,020,175    $   29,201,190
Net realized gain on investments and foreign currency                           188,034,728       166,293,405
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies         1,122,806,020      (222,741,514)
_____________________________________________________________________________________________________________
Net increase (decrease) in net assets resulting from operations               1,366,860,923       (27,246,919)
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                      (37,824,704)      (17,668,942)
 Net realized gain
   Class A                                                                     (161,781,539)     (162,990,687)
 Excess distributions of realized gain
   Class A                                                                          (10,005)               --
_____________________________________________________________________________________________________________
Total distributions                                                            (199,616,248)     (180,659,629)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                    1,277,766,445     1,370,588,852
   Class B shares                                                               139,503,525                --
   Class Y shares                                                             1,678,216,434                --
Reinvestment of distributions at net asset value
   Class A shares                                                               197,521,609       178,695,921
Payments for redemptions
   Class A shares                                                            (2,058,310,273)     (588,638,959)
   Class B shares (Note 2)                                                       (2,112,953)               --
   Class Y shares                                                              (180,172,610)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                        1,052,412,177       960,645,814
_____________________________________________________________________________________________________________

Total increase in net assets                                                  2,219,656,852       752,739,266

Net assets at beginning of year                                               4,296,445,843     3,543,706,577
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $44,674,789 and $26,440,936)                                               $6,516,102,695    $4,296,445,843
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 12
Notes to financial statements

IDS New Dimensions Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option

PAGE 13
is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

PAGE 14
Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $40,784 and accumulated net realized gain has been decreased by $8,493, resulting in a net reclassification adjustment to decrease additional paid-in capital by $32,291.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.23% of average daily net assets. The fee was adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth Fund Index. The maximum adjustment

PAGE 15
is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment would have been zero. The adjustment decreased the fee by $123,296 for the year ended Sept. 30, 1995.

Also under terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

During the year ended Sept. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $34,732 as a result of earnings credits from overnight cash balances.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The performance incentive adjustment remains unchanged from the prior agreement.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $17,019,008 for Class A and $18,252 for Class B for the year ended Sept. 30, 1995.

PAGE 16
The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $40,550 for the year ended Sept. 30, 1995.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,158,444,447 and
$2,440,411,185, respectively, for the year ended Sept. 30, 1995.
Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $617,469 for the year ended Sept. 30, 1995.

___________________________________________________________________
4. Capital share transactions


Transactions in shares of capital stock for the periods indicated are as follows:
________________________________________________________________________________________
                                     Year ended Sept. 30, 1995               Year ended
                                                                                9/30/94
                               Class A        Class B*       Class Y*           Class A
________________________________________________________________________________________
Sold                         87,791,383      8,845,958      115,253,413      96,121,314
Issued for reinvested        14,863,540             --               --      12,444,004
   distributions
Redeemed                   (142,988,018)      (129,871)     (11,428,163)    (41,274,919)
________________________________________________________________________________________
Net increase (decrease)     (40,333,095)     8,716,087      103,825,250      67,290,399
________________________________________________________________________________________
*Inception date was March 20, 1995.

___________________________________________________________________
5. Lending of portfolio securities

At Sept. 30, 1995, securities valued at $24,949,250 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $25,788,895. Income from securities lending amounted to $561,132 for the year ended Sept. 30, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
6. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

PAGE 17

                                   Period ended Sept. 30, 1995
________________________________________________________________________
                                   Puts                   Calls
                          Contracts    Premium     Contracts   Premium
________________________________________________________________________
Balance Sept. 30, 1994         --    $      --         --      $     --
Opened                      4,750      205,905        250        18,249
Closed                     (2,500)     (89,997)      (250)      (18,249)
Exercised                  (1,000)     (47,998)        --            --
Expired                    (1,250)     (67,910)        --            --
________________________________________________________________________
Balance Sept. 30, 1995         --    $      --         --      $     --
________________________________________________________________________

___________________________________________________________________
7. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 18

                        Investments in securities

                        IDS New Dimensions Fund, Inc.                                         (Percentages represent value of
                        Sept. 30, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________
Common stocks (88.8%)
_____________________________________________________________________________________________________________________________
Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Aerospace & defense (3.4%)
Boeing                                                                                1,050,000                $   71,662,500
Loral                                                                                   630,000                    35,910,000
Raytheon                                                                                700,000                    59,500,000
United Technologies                                                                     600,000                    53,025,000
                                                                                                               ______________
Total                                                                                                             220,097,500
_____________________________________________________________________________________________________________________________
Automotive & related (0.3%)
General Motors                                                                          400,000                    18,750,000
_____________________________________________________________________________________________________________________________
Banks and savings & loans (5.6%)
Ahmanson (HF)                                                                         2,000,000                    50,750,000
Citicorp                                                                              3,000,000                   212,250,000
First Chicago                                                                         1,000,000                    68,625,000
State Street Boston                                                                     800,000                    32,000,000
                                                                                                               ______________
Total                                                                                                             363,625,000
_____________________________________________________________________________________________________________________________
Beverages & tobacco (1.8%)
Coca-Cola                                                                             1,600,000                   110,400,000
PepsiCo                                                                                 150,000                     7,650,000
                                                                                                               ______________
Total                                                                                                             118,050,000
_____________________________________________________________________________________________________________________________
Chemicals (1.6%)
Hercules                                                                                300,000                    17,400,000
Monsanto                                                                                885,000                    89,163,750
                                                                                                               ______________
Total                                                                                                             106,563,750
_____________________________________________________________________________________________________________________________
Communications equipment (4.3%)
ADC Telecommunications                                                                  430,000 (b)                19,565,000
Andrew                                                                                  280,000 (b)                17,115,000
DSC Communications                                                                    1,200,000 (b)                71,100,000
General Instrument                                                                      500,000 (b)                15,000,000
Glenayre Technologies                                                                   260,000 (b)                18,720,000
Motorola                                                                              1,000,000                    76,375,000
StrataCom                                                                               350,000 (b)                19,337,500
Tellabs                                                                               1,000,000 (b)                42,125,000
                                                                                                               ______________
Total                                                                                                             279,337,500
_____________________________________________________________________________________________________________________________

See accompanying notes to investments in securities.

PAGE 19
Computers & office equipment (14.9%)
Ceridian                                                                                400,000 (b)                17,750,000
Cisco Systems                                                                         3,200,000 (b)               220,800,000
Compaq Computer                                                                         650,000 (b)                31,443,750
Computer Assn Intl                                                                    1,500,000                    63,375,000
Computer Sciences                                                                       970,000 (b)                62,443,750
Diamond Multimedia Systems                                                               72,900 (b)                 2,351,025
First Data                                                                              500,000                    31,000,000
Hewlett-Packard                                                                       1,200,000                   100,050,000
Intl Business Machines                                                                  360,000                    33,975,000
Macromedia                                                                               10,000 (b)                   571,250
Microsoft                                                                             1,000,000 (b)                90,500,000
Novell                                                                                1,500,000 (b)                27,375,000
Oracle Systems                                                                        2,300,000 (b)                88,262,500
Parametric Technology                                                                 1,200,000 (b)                73,800,000
Reynolds & Reynolds Cl A                                                              2,020,000                    69,437,500
Silicon Graphics                                                                        600,000 (b)                20,625,000
3Com                                                                                    750,000 (b)                34,125,000
                                                                                                               ______________
Total                                                                                                             967,884,775
_____________________________________________________________________________________________________________________________
Electronics (5.9%)
Applied Materials                                                                       350,000 (b)                35,787,500
AVX                                                                                     250,000 (b)                 8,375,000
Intel                                                                                 2,800,000                   168,350,000
Linear Technology                                                                       840,000                    34,860,000
LSI Logic                                                                               650,000 (b)                37,537,500
Teradyne                                                                                900,000 (b)                32,400,000
Texas Instruments                                                                       400,000                    31,950,000
Vishay Intertechnology                                                                  900,000 (b)                37,800,000
                                                                                                               ______________
Total                                                                                                             387,060,000
_____________________________________________________________________________________________________________________________
Energy (3.9%)
Amoco                                                                                 1,600,000                   102,600,000
Exxon                                                                                 1,000,000                    72,250,000
Mobil                                                                                   800,000                    79,700,000
                                                                                                               ______________
Total                                                                                                             254,550,000
_____________________________________________________________________________________________________________________________
Energy equipment & services (0.5%)
Fluor                                                                                   600,000                    33,600,000
_____________________________________________________________________________________________________________________________
Financial services (3.8%)
Dean Witter                                                                           1,300,000                    73,125,000
First Financial Management                                                            1,000,000                    97,625,000
Household Intl                                                                          600,000                    37,200,000
MBNA                                                                                    900,000                    37,462,500
                                                                                                               ______________
Total                                                                                                             245,412,500
_____________________________________________________________________________________________________________________________
Food (2.2%)
ConAgra                                                                               3,200,000                   126,800,000
Pioneer Hi-Bred Intl                                                                    400,000                    18,400,000
                                                                                                               ______________
Total                                                                                                             145,200,000
_____________________________________________________________________________________________________________________________
Health care (9.8%)
Abbott Laboratories                                                                   1,000,000                    42,625,000
Amgen                                                                                 2,400,000 (b)               119,700,000
Boston Scientific                                                                       700,000 (b)                29,837,500
Johnson & Johnson                                                                     1,500,000                   111,187,500
Medtronic                                                                             2,200,000                   118,250,000
Merck                                                                                 1,200,000                    67,200,000
Pfizer                                                                                2,800,000                   149,450,000
                                                                                                               ______________
Total                                                                                                             638,250,000
_____________________________________________________________________________________________________________________________
Health care services (1.5%)
HBO                                                                                     550,000                    34,375,000
United Healthcare                                                                     1,300,000                    63,537,500
                                                                                                               ______________
Total                                                                                                              97,912,500
_____________________________________________________________________________________________________________________________
Household products (3.9%)
Duracell Intl                                                                         1,200,000                    53,850,000
Gillette                                                                              2,000,000                    95,250,000
Procter & Gamble                                                                      1,400,000                   107,800,000
                                                                                                               ______________
Total                                                                                                             256,900,000
PAGE 20
Industrial equipment & services (1.8%)
Caterpillar                                                                           1,000,000                    56,875,000
Deere                                                                                   180,000                    14,647,500
Illinois Tool Works                                                                     280,000                    16,485,000
WMX Technologies                                                                      1,000,000                    28,500,000
                                                                                                               ______________
Total                                                                                                             116,507,500
_____________________________________________________________________________________________________________________________
Industrial transportation (0.4%)
CSX                                                                                     350,000                    29,443,750
_____________________________________________________________________________________________________________________________
Insurance (2.5%)
Amer Intl Group                                                                       1,300,000                   110,500,000
General Re                                                                              250,000                    37,750,000
UNUM                                                                                    225,000                    11,868,750
                                                                                                               ______________
Total                                                                                                             160,118,750
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (0.9%)
Marriott Intl                                                                           700,000                    26,162,500
Mirage Resorts                                                                          900,000 (b)                29,587,500
                                                                                                               ______________
Total                                                                                                              55,750,000
_____________________________________________________________________________________________________________________________
Media (1.9%)
Time Warner                                                                           1,400,000                    55,650,000
Tribune                                                                                 250,000                    16,593,750
Viacom Cl B                                                                           1,000,000 (b)                49,750,000
                                                                                                               ______________
Total                                                                                                             121,993,750
_____________________________________________________________________________________________________________________________
Metals (0.9%)
Aluminum Co Amer                                                                      1,100,000                    58,162,500
Multi-industry conglomerates (3.3%)
Alco Standard                                                                           500,000                    42,375,000
General Electric                                                                      2,200,000                   140,250,000
Manpower                                                                              1,200,000                    34,800,000
                                                                                                               ______________
Total                                                                                                             217,425,000
_____________________________________________________________________________________________________________________________
Paper & packaging (0.2%)
Crown Cork & Seal                                                                       400,000 (b)                15,500,000
_____________________________________________________________________________________________________________________________
Restaurants & lodging (2.8%)
Hospitality Franchise System                                                            920,000                    48,185,000
McDonald's                                                                            3,000,000                   114,750,000
Promus Hotel                                                                            760,000 (b)                17,290,000
                                                                                                               ______________
Total                                                                                                             180,225,000
_____________________________________________________________________________________________________________________________
Retail (2.1%)
Albertson's                                                                           1,000,000                    34,125,000
CUC Intl                                                                              1,100,000 (b)                38,362,500
Home Depot                                                                            1,000,000                    39,875,000
Wal-Mart Stores                                                                       1,000,000                    24,875,000
                                                                                                               ______________
Total                                                                                                             137,237,500
_____________________________________________________________________________________________________________________________
Utilities - gas (1.0%)
Enron                                                                                 2,000,000                    67,000,000
_____________________________________________________________________________________________________________________________
Utilities - telephone (2.2%)
AirTouch Communications                                                               1,000,000 (b)                30,625,000
AT&T                                                                                    300,000                    19,725,000
BellSouth                                                                               300,000                    21,937,500
SBC Communications                                                                      400,000                    22,000,000
U S WEST                                                                              1,000,000                    47,125,000
                                                                                                               ______________
Total                                                                                                             141,412,500
_____________________________________________________________________________________________________________________________
Foreign (5.4%)(c)
British Airways                                                                         400,000                    28,550,000
Ericsson Cl B ADR                                                                     1,400,000                    34,300,000
Nokia Preferred                                                                         800,000                    55,800,000
Reuters Holdings ADR                                                                    300,000                    15,862,500
Royal Dutch Petroleum                                                                 1,000,000                   122,750,000
Schlumberger                                                                            500,000                    32,625,000
Seagram                                                                                 928,000                    33,292,000
SmithKline Beecham                                                                      350,000                    17,718,750
Teva Pharmaceutical Inds ADR                                                            420,000                    15,172,500

PAGE 21
                                                                                                               ______________
Total                                                                                                             356,070,750
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $4,076,548,158)                                                                                         $5,790,040,525
_____________________________________________________________________________________________________________________________

Preferred stock & other (0.3%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________

Ericsson ADR
Rights                                                                                1,400,000 (c)            $    1,539,586
Jan Bell
Warrants                                                                                  2,689 (e)                        --
Sap                                                                                      93,500                    15,236,292
_____________________________________________________________________________________________________________________________
Total preferred stock & other
(Cost: $7,357,430)                                                                                             $   16,775,878
_____________________________________________________________________________________________________________________________

Bond (0.4%)
_____________________________________________________________________________________________________________________________
Issue                                   Coupon                Maturity                Principal                      Value(a)
                                          rate                    year                   amount
_____________________________________________________________________________________________________________________________
U.S. government obligation
U.S. Treasury                             4.25%                  1995               $25,000,000(d)             $   24,949,250
_____________________________________________________________________________________________________________________________
Total bond
(Cost: $24,883,662)                                                                                            $   24,949,250
_____________________________________________________________________________________________________________________________
Options purchased (--%)
_____________________________________________________________________________________________________________________________
Issuer                                    Number               Exercise           Expiration                         Value(a)
                                    of contracts                  price                 date
_____________________________________________________________________________________________________________________________
Put
S&P 500                                   10,000                 $550               Oct. 1995                  $      625,000
_____________________________________________________________________________________________________________________________
Total options purchased
(Cost: $8,924,657)                                                                                             $      625,000

Short-term securities (10.2%)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                    Amount                      Value(a)
                                                             yield on                payable at
                                                              date of                  maturity
                                                             purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (0.1%)
Federal Home Loan Bank Disc Note
10-23-95                                                       5.61%                $ 5,370,000                $    5,350,856
_____________________________________________________________________________________________________________________________
Commercial paper (10.1%)
ABN Amro NA
10-13-95                                                       5.73                   8,400,000                     8,381,684
A.I. Credit
10-10-95                                                       5.75                  11,700,000                    11,681,410
Amer General Finance
10-11-95                                                       5.78                   7,000,000                     6,987,723
Ameritech
12-11-95                                                       5.94                   6,000,000                     5,928,217
Amgen
10-13-95                                                       5.79                   4,500,000                     4,490,673
11-17-95                                                       5.72                   5,700,000                     5,656,908
AON
10-10-95                                                       5.75                   9,700,000                     9,682,474
10-27-95                                                       5.76                   7,000,000                     6,967,575
11-02-95                                                       5.94                   5,000,000                     4,972,399
Associates
North Amer
10-12-95                                                       5.79                   6,500,000                     6,487,563
10-18-95                                                       5.77                   6,900,000                     6,880,232

PAGE 22
AT&T Capital
10-16-95                                                       5.72                   5,300,000                     5,285,990
Avco Financial Services
11-02-95                                                       5.74                   7,400,000                     7,361,403
Barclays U.S. Funding
11-01-95                                                       5.77                  15,000,000                    14,923,467
BBV Finance (Delaware)
11-15-95                                                       5.83                  10,700,000                    10,617,399
Bell Atlantic Network Funding
10-19-95                                                       5.75                  13,200,000                    13,160,151
BellSouth Telecommunications
10-19-95                                                       5.73                   6,800,000                     6,779,543
Beneficial
10-18-95                                                       5.78                   3,000,000                     2,991,390
10-25-95                                                       5.76                   7,900,000                     7,868,619
CAFCO
10-03-95                                                       5.76                   6,400,000                     6,396,949
10-26-95                                                       5.75                   9,000,000                     8,962,950
11-20-95                                                       5.72                   4,900,000                     4,860,641
Campbell Soup
11-30-95                                                       5.70                   8,000,000 (f)                 7,918,711
Ciesco LP
10-13-95                                                       5.75                   5,100,000                     5,089,466
10-30-95                                                       5.76                   8,000,000                     7,961,800
10-31-95                                                       5.75                   6,700,000                     6,667,114
11-09-95                                                       5.72                   8,800,000                     8,744,560
11-21-95                                                       5.74                   5,200,000                     5,155,480
11-22-95                                                       5.77                  12,500,000                    12,394,736
CIT Group Holdings
10-20-95                                                       5.76                  10,000,000                     9,968,222
Coca-Cola
11-16-95                                                       5.73                  10,000,000                     9,922,572
Colgate-Palmolive
12-01-95                                                       5.71                   8,000,000 (f)                 7,917,400
12-04-95                                                       5.72                  20,000,000 (f)                19,783,667
12-21-95                                                       5.80                   4,700,000 (f)                 4,638,017
Commercial Credit
10-12-95                                                       5.77                   3,600,000                     3,593,124
Consolidated Railway
10-04-95                                                       5.76                  10,000,000 (f)                 9,993,633
11-07-95                                                       5.80                   3,500,000 (f)                 3,477,839
11-17-95                                                       5.71                   5,300,000 (f)                 5,257,402
Dresdner U.S. Finance
10-02-95                                                       5.75                   7,000,000                     6,997,772
Dun & Bradstreet
10-31-95                                                       5.75                  11,900,000                    11,836,578
11-21-95                                                       5.79                   8,000,000                     7,931,508
Fleet Funding
10-24-95                                                       5.77                   5,000,000 (f)                 4,980,900
11-02-95                                                       5.74                   3,741,000 (f)                 3,721,453
11-10-95                                                       5.84                   4,300,000 (f)                 4,271,596
Gateway Fuel
10-23-95                                                       5.77                   8,450,000                     8,416,327
General Electric Capital Services
10-23-95                                                       5.73                   9,000,000                     8,967,225
Harris Trust
11-03-95                                                       5.75                   1,000,000                     1,000,000
Household Finance
10-17-95                                                       5.77                  13,200,000                    13,164,283
Lilly (Eli)
10-13-95                                                       5.70                  10,000,000                     9,976,668
Lincoln Natl
11-20-95                                                       5.73                  10,800,000 (f)                10,711,803
Merrill Lynch
12-08-95                                                       5.80                   7,000,000                     6,919,694
Metlife Funding
11-03-95                                                       5.80                   6,500,000                     6,464,579
11-09-95                                                       5.77                   5,000,000                     4,968,167
Mobil Australia Finance
10-31-95                                                       5.79                   6,500,000 (f)                 6,466,163
Morgan Stanley Group
10-06-95                                                       5.78                  36,900,000                    36,864,822
Natl Australia Funding
(Delaware)
10-05-95                                                       5.70                   7,000,000                     6,993,568
10-05-95                                                       5.71                   4,500,000                     4,495,865
Norfolk Southern
11-08-95                                                       5.74                   7,900,000 (f)                 7,849,708
12-01-95                                                       5.75                   8,400,000 (f)                 8,313,270
12-13-95                                                       5.70                  10,000,000 (f)                 9,877,083
PAGE 23
PACCAR Financial
10-26-95                                                       5.73                   7,000,000                     6,971,284
Pacific Mutual Life
10-16-95                                                       5.76                  22,300,000                    22,243,308
11-07-95                                                       5.73                   8,000,000                     7,952,078
Penney (JC) Funding
10-06-95                                                       5.77                   4,525,000                     4,520,679
10-19-95                                                       5.76                   2,380,000                     2,372,815
10-20-95                                                       5.76                   4,600,000                     4,585,382
Pioneer Hi-Bred Intl
10-18-95                                                       5.73                   4,000,000                     3,988,600
Pitney Bowes Credit
10-27-95                                                       5.74                   4,600,000                     4,580,370
11-02-95                                                       5.72                   6,000,000                     5,967,615
11-06-95                                                       5.74                   6,000,000                     5,963,637
SAFECO Credit
10-02-95                                                       5.77                   4,600,000                     4,598,232
11-17-95                                                       5.74                   7,000,000                     6,941,059
Sandoz
10-05-95                                                       5.74                   3,500,000                     3,496,697
10-24-95                                                       5.75                   6,000,000                     5,975,179
11-20-95                                                       5.79                   4,500,000                     4,462,149
Siemens
10-04-95                                                       5.75                   6,000,000                     5,996,187
SmithKline Beecham
10-23-95                                                       5.74                   3,300,000                     3,287,982
Southwestern Bell Capital
10-25-95                                                       5.75                   8,800,000 (f)                 8,765,167
Toyota Motor Credit
10-16-95                                                       5.77                   7,805,000                     7,785,158
10-26-95                                                       5.75                   7,700,000                     7,668,302
Transamerica Finance
11-09-95                                                       5.78                   6,000,000                     5,961,733
11-15-95                                                       5.77                   3,000,000                     2,977,240
USAA Capital
10-03-95                                                       5.74                   6,000,000                     5,997,145
10-11-95                                                       5.77                   6,300,000                     6,288,989
USL Capital
10-12-95                                                       5.77                   5,400,000                     5,389,686
Wachovia Bank
10-17-95                                                       5.75                   5,000,000                     5,000,000
10-26-95                                                       5.73                  13,200,000                    13,200,000
                                                                                                               ______________
Total                                                                                                          $  659,934,808
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $665,382,810)                                                                                           $  665,285,664
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $4,783,096,717)(g)                                                                                      $6,497,676,317
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Security is partially or fully on loan. See Note 5 to the financial statements.
(e) Presently negligible market value.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board of directors.
(g) At Sept. 30, 1995, the cost of securities for federal income tax purposes was $4,784,312,477 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                      $1,733,572,786
    Unrealized depreciation                                                         (20,208,946)
________________________________________________________________________________________________
   Net unrealized appreciation                                                   $1,713,363,840
________________________________________________________________________________________________

PAGE 24
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 25
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 26
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 27
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 28
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 29
Federal income tax information

IDS New Dimensions Fund, Inc.
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS New Dimensions Fund, Inc.
Fiscal year ended Sept. 30, 1995

Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date               Per share

Dec. 30, 1994              $0.1180

Capital gain distribution taxable as long-term capital gain.

Payable date               Per share

Dec. 30, 1994              $0.5050

Total distributions        $0.6230

PAGE 30
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS New Dimensions Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 31
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.